UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     August 13, 2007

                           ON THE GO HEALTHCARE, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-61538                 98-0231687
  ----------------             --------------------    -------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On August 13, 2007, we filed a Certificate of Amendment to our Amended and Restated Certificate of Incorporation, as amended, with the Delaware
Secretary of State to increase the total authorized shares to 1,000,000,000 authorized shares of common stock, par value of $0.0001 per share, and 1,000,000 authorized shares of preferred stock, par value $0.01 per share.

The foregoing description of the terms and conditions of the Certificate of Amendment is qualified in its entirety by, and made subject to, the more complete information set forth in the Certificate of Amendment filed as
Exhibit 3.1, incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including the risks described in our annual report on Form 10-KSB and other filings we make from time to time filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


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ITEM 9.01  EXHIBITS

EXHIBIT NUMBER  DESCRIPTION

 3.1 Certificate of Amendment to the Amended And Restated Certificate of Incorporation, as amended (filed herewith).


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date    August 17, 2007



On the Go Healthcare, Inc.
-------------------------------
(Registrant)



/s/ Stuart Turk
-------------------------------
(Signature)

Name: Stuart Turk
Title: Chief Executive Officer
       and President


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